FIERA CAPITAL SMALL/MID-CAP GROWTH FUND

PLEASE DO NOT DISREGARD THIS LETTER

Special Meeting of Shareholders ADJOURNED FOR A THIRD TIME

WE NEED YOUR PARTICIPATION!!!

Dear Shareholder:

We know life is busy. But we need your help! We have been trying to reach you regarding the Special Meeting of Shareholders of the Fiera Capital Small/Mid-Cap Growth Fund (the “Fund”). The Special Meeting of Shareholders was originally slated for June 8, 2023, but has been adjourned a third time until July 20, 2023 due to lack of shareholder participation. We are trying to reach the necessary participation for the next meeting and still haven’t yet received your vote. You may think your vote is inconsequential, but your participation helps us to avoid costly additional adjournments and solicitations.

Shareholders are being asked to approve the proposal summarized below. (The full proxy statement is available for your review here: www.okapivote.com/Fiera.)

The proposal is to approve an Agreement and Plan of Reorganization providing for the transfer of the assets of the Fund to MainStay Fiera SMID Growth Fund (the “Acquiring Fund”), a series of MainStay Funds Trust, in exchange for the assumption of all of the liabilities of the Fund by the Acquiring Fund and shares of the Acquiring Fund, followed by the complete liquidation of the Fund (the “Reorganization”).

New York Life Investments serves as investment adviser and Fiera Capital serves as investment subadvisor to the Acquiring Fund. The Fund and the Acquiring Fund also have the same portfolio managers. The Fund and Acquiring Fund have principal investment strategies that are identical in all material respects. In addition, the Reorganization is expected to result in a reduction in Total Annual Fund Operating Expenses immediately after the consummation of the Reorganization as compared to the Fund’s current Total Annual Fund Operating Expenses.

While to date, an overwhelming majority of the votes received have been cast in favor of the Proposal, there are simply not sufficient shares voted to date to approve the Proposal.

In order for your vote to be represented, we must receive your voting instructions. EVEN IF IT IS PAST THE ORIGINAL MEETING DATE, PLEASE SUBMIT YOUR VOTE TODAY USING ONE OF THE FOLLOWING OPTIONS:

1.	By Internet

Follow the simple instructions on the enclosed proxy card.

2.	By Touchtone

Call the toll-free number located on your proxy card and follow the simple instructions.

If possible, please use either of the above options to ensure your vote is captured in time for the meeting. If you have any questions, please call Okapi Partners, the Fund’s proxy solicitor, toll-free at (844) 343-2621. Representatives are available Monday - Friday 9:00am to 10:00pm (ET). Thank you for your continued support of the Fund and your assistance in this matter.